Dear Shareholder:

The Victory Portfolios Prospectus for the following Funds is being revised. This information is important and is part of your Prospectus.
--------------------------------------------------------------------------------

                             The Victory Portfolios

                            Intermediate Income Fund
                                 Fund for Income

                        Supplement dated October 1, 2004
                      To the Prospectus dated March 1, 2004

      1. The following modifies the information on page 3 of this Prospectus relating to the fees and expenses of Class A share of the Intermediate Income Fund.


      Fund Expenses

      ----------------------------------------------------------------------------------- -----------------------
      Annual Fund Operating Expenses (deducted from Fund assets)                                 Class A
      ----------------------------------------------------------------------------------- -----------------------
      Management Fees                                                                          0.75%
      ----------------------------------------------------------------------------------- -----------------------
      Distribution (12b-1) Fees                                                                0.00%
      ----------------------------------------------------------------------------------- -----------------------
      Other Expenses                                                                           0.49%
      (includes a shareholder servicing fee of 0.25% applicable to Class A Shares)
      ----------------------------------------------------------------------------------- -----------------------
      Total Fund Operating Expenses                                                            1.24%*
      ----------------------------------------------------------------------------------- -----------------------

      * Victory Capital Management Inc. (the Fund's investment adviser) has voluntarily agreed to waive its management fees or to reimburse expenses, as allowed by law, so that the net operating expenses of Class A Shares of the Fund do not exceed 0.80% until at least February 28, 2005. In addition, BISYS Fund Services, Inc. (the Fund's administrator) or any of the Fund's other service providers may voluntarily waive its fees in order to reduce the Fund's total operating expenses.










Please keep this supplement with your Prospectus. For more information, please call the Victory Funds at 800-539-3863.


                                  VF-TXFI-SUP2

                             The Victory Portfolios

                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                                   Growth Fund
                             Established Value Fund
                               Special Value Fund
                         Small Company Opportunity Fund
                               Focused Growth Fund

                        Supplement dated October 1, 2004
                      To the Prospectus dated March 1, 2004

                        Reorganization of the Growth Fund

      On September 30, 2004, the Board of Trustees of the Victory Portfolios (the "Trust") approved the merger of the Growth Fund, one of its series (the "Fund"), with the Diversified Stock Fund, a series of the Trust, in a tax-free reorganization, subject to shareholder approval.

      Specifically, the Board approved a proposal to transfer all of the Fund's assets and liabilities to Diversified Stock Fund, in exchange for shares of Diversified Stock Fund. Under the terms of the proposal, if the shareholders approve, they would receive shares of Diversified Stock Fund, the total value of which would be equal to the total value of their shares of the Fund on the date of the merger, after which the Fund would cease operations. No sales charges would be imposed on the proposed transfer. The Trust expects to obtain an opinion of Fund counsel that the transaction would not result in a gain or loss to Fund shareholders for federal income tax purposes.

      The Trust expects to convene a special meeting of the Fund's shareholders in January 2005. If the Fund's shareholders approve the proposed merger, the Trust anticipates that the merger would take place soon after that meeting. The Fund's shareholders will be sent more information about the proposed merger in proxy solicitation materials to be mailed in November 2004.

      Until the merger is completed, shares of the Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Fund will continue for those shareholders who have elected this option. As always, however, the Fund reserves the right to restrict sales of Fund shares. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

      Fund shareholders also may continue to redeem their shares or exchange their shares for shares of other series of the Trust, as described in the Prospectus, before the closing of the proposed merger.

      Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.



                                  VF-EQTY-SUPP2